Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003
                                                  ------------------------------

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-31863                  77-0302527
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

      2403 Walsh Avenue, Santa Clara, California          95051
--------------------------------------------------------------------------------
      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (408) 727-6600
                                                    ----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits: The following documents are filed as exhibits to this report:

        Exhibit
         Number      Description
        -------      -----------

          99.1       Press Release dated October 23, 2003 of the Registrant.

ITEM 12. Results of Operations and Financial Condition

      On October 23, 2003, Registrant issued a press release announcing its preliminary quarterly earnings results. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 COMPUTER ACCESS TECHNOLOGY
                                 CORPORATION, a Delaware corporation

October 23, 2003                 By: /s/ CARMINE J. NAPOLITANO
                                     ------------------------------------------
                                     Carmine J. Napolitano
                                     Vice President and Chief Financial Officer